                                                                    EXHIBIT 10.8


                               AMENDMENT ONE TO
                  AGREEMENT C-1041-R2 and AGREEMENT H-1066-R2
                                 July 31,1997



THIS AMENDMENT ONE is made to those certain agreements by and between ADVANSTAR COMMUNICATIONS, INC. ("Customer") and BANTA PUBLICATIONS GROUP (two divisions of Banta Corporation, f/k/a The Hart Press and Clark Printing Company; collectively and individually herein, "Printer") dated May 5, 1995, and identified as Agreement C-104 1-R2 and Agreement H-1066-R2 (the "Agreements"), effective July 28, 1997.

WHEREAS, Customer and Printer desire to amend the Agreements, which shall remain in full force and effect with the modifications and additions set forth below;

THEREFORE, in consideration of the mutual covenants contained herein, Customer and Printer agree as follows:

(1) The terms of the Agreements are extended from December 31, 2000 to December 31, 2002.

(2) Effective with Printer's invoices dated July 28, 1997, Printer will reduce Customer's current manufacturing prices by four percent (4%) and furnish Customer a revised price schedule reflecting this change within fifteen (15) days of Customer's acceptance. Such revised prices shall remain firm through December 31, 1998.

(3) The annual escalation cap, as included in Section 3-A of the Agreements, shall be reduced to one percent (1%) in 1999 and remain at two percent (2%) in years 2000, 2001 and 2002.

(4) The Printer will rebate a certain percentage of the aggregate annual billings, invoiced to Customer from Printer, excluding paper, ink and freight, upon achieving the following annual sales levels:

Sales Range excluding paper ink and freight:    Progressive Rebate Percent
--------------------------------------------    --------------------------
-$7.50 - $7.99 Million                          One Half (1/2%) percent
-$8.00 - $8.50 Million                          One (1%) percent
-$8.51 - $8.99 Million                          One and one half (1-1/2) percent
-$9.00 - $9.50 Million                          Two (2%) percent
-$9.51 - $9.99 Million                          Two and one half (2-1/2) percent
-$10.00 - $10.50 Million                        Three (3%) percent
-$10.51 - $10.99 Million                        Three and one half (3-1/2%) percent
-$11.00 - $11.50 Million                        Four (4%) percent
-$11.51 - $11.99 Million                        Four and one half (4-1/2%) percent
-$12.00 Million and more                        Five (5%) percent

If the Customer's 1997 year-end aggregate annual billings, excluding paper, ink and freight are below $7 Million, this chart will be re-calculated with the same increments at value $500,000 higher than the Customer's 1997 year-end aggregate annual billings, excluding paper, ink and freight.

The rebate will be calculated on a calendar year basis, beginning January 1, 1998, and include all work that is invoiced to Customer, by Printer, within the calendar year. The rebate, if any, will be made within sixty (60) days of the calendar year end and be applied as a credit to the Customer's account balance.

(5) Customer will begin to phase in its remaining mail prep requirements, beginning in January, 1998, upon Printer's demonstrated ability and capability to efficiently prepare and process Customer's mail lists. Mail prep requirements will include list sortation, label output and other related postal requirements, that Customer may request, from time to time.

(6) Printer has expressed an interest in furnishing Customer's paper requirements and will submit a separate proposal to Customer. Upon receipt of Printer's proposal, Customer will have the right to accept, in whole or part, Printer's paper proposal. Customer shall not be obligated to accept Printer's paper proposal, in whole or part, but has assured Printer that it will, in good faith, evaluate Printer's proposal. If in the event Customer rejects Printer's paper proposal, Customer will assist Printer to improve and/or enhance runnability of paper furnished by Customer should such paper adversely affect Printer's pressroom performance.

Customer's Acceptance:                          Printer's Acceptance:
----------------------                          ---------------------
Advanstar Communications, Inc.                  Banta Publications Group

By: /s/ Francis Herd, Jr.                       By: /s/
   _______________________________                  ___________________________

Title: V.P. Publishing Operations               Title: President
      ____________________________                     ________________________

Date: 8/6/97                                    Date:  8/7/97
     _____________________________                     _________________________

                                                                       H-1066-R2

                                 PROPOSAL FOR

                        ADVANSTAR COMMUNICATIONS, INC.

                               SEPTEMBER 5, 1995


     1.  Subject of Agreement.  Advanstar Communications, Inc. ("Customer"), a
         ---------------------
New York corporation located at 131 West First Street, Duluth, Minnesota 55802 and The Hart Press ("Printer"), a division of Banta Corporation, located at 100 Banta Road, Long Prairie, Minnesota 56347 agree that Printer shall print all of Customer's requirements for the publication(s) identified as (Refer to Exhibit A attached), commencing September 5, 1995 and continuing through December 31, 2000. Printer shall perform those printing services in accordance with the specifications and within the time(s) set forth, respectively, in the attached Specifications Schedule, and the Production Schedule either attached or (if not attached) established by mutual agreement of the parties conforming to Section 25 below. This Agreement shall also apply to other, future work performed by Printer for Customer, as provided in Section 22 below. Upon expiration of the initial term, this Agreement shall be renewed for one (1) year, unless either party gives written notice to the other of its intent to terminate this Agreement not less than ninety (90) days prior to the expiration date of December 31, 2000.

     2.  Prices.  Prices for Printer's services are set forth in the attached
         ------
Price Schedule. Those prices are based upon (i) Printer's labor costs on the date of this Agreement, (ii) Printer's material costs on the date of this Agreement and (iii) Customer's specifications set forth in the Specifications Schedule. Any volume or trade discounts earned with respect to materials or services utilized by Printer or for which Printer contracts on behalf of Customer in connection with Printer's performance under this Agreement shall be and remain the property of the Printer.

     Customer recognizes that Printer's prices are exclusive of: (a) transportation charges, (b) charges for storage of paper and other materials furnished by Customer and of finished goods produced by Printer and (c) any manufacturer's, retailer's occupation, use, sales, excise, value added or other tax, or any charge of any nature whatsoever imposed by any governmental authority. Any such tax or charge shall be the responsibility of the Customer; charges for storage and transportation by Printer shall be based on Printer's standard rates in effect from time to time.

     3.  Price Adjustments.
         -----------------

A. Except as provided in Section 2 above and in subsections 3B and 3C below, prices in this Agreement shall remain firm through December 31, 1996. Thereafter, prices shall be adjusted to proportionately reflect a increases or decreases, since the effective date of this Agreement, in labor costs, including state or federal social security taxes or other taxes related to labor utilization. However, in no such case shall the annual increase exceed two (2%) percent.

B. Printer will, on or before the effective date of any price change under this Agreement, provide to Customer notice and an explanation of such change, together with appropriate supporting data.

     4.   Payment Terms.
          -------------

A. Net payment shall be made in advance of the production date as outlined in Exhibit B attached. Printer reserves the right to amend and/or adjust weekly payment amounts as necessary.

B.   Printer shall invoice Customer as follows:

     (1) Preparatory work, plates, presswork, binding, cartons, pallets, services preparatory for mailing finished work, freight and shipping charges, and paper furnished by Printer - upon completion of Printer's services with respect to each shipment of work under this Agreement; provided, however, that if the Customer delays the performance of Printer's services as established in the Production Schedule, printer may invoice for services rendered to date.

     (2) Storage of paper and other materials furnished by Customer and of finished work produced by Printer - as provided for in Sections 14 and 15.

     5.   Production Schedule.  Each of the parties will use its best efforts to
          -------------------
comply with the Production Schedule at all times. Customer's delay in furnishing and/or returning all paper, copy, specifications, artwork, proofs, copies or other material in accordance with the Production Schedule may result in an extension of scheduled delivery date(s) and/or additional charges to Customer for accelerated production at Printer's standard overtime rates then in effect. Any additional charges incurred by Printer on behalf of Customer, must be pre-approved by Customer in advance of the charges incurred.

     6.   Proofs.  Printer shall furnish Customer the proofs and materials set
          ------
forth in the Specifications Schedule; and Customer shall return to Printer one set of proofs for each completed page indicating any and all changes (editorial and art). Printer shall not be liable for errors or subsequent corrective costs for work completed pursuant to Customer's approval or for errors due to Customer's failure to order proofs, refusal to accept proofs, failure to return proofs marked with changes, or Customer's instructions to proceed without submission of proofs.

     7.   Materials Furnished by Customer.  Paper stock, film (negatives and
          -------------------------------
positives), and other materials furnished by Customer shall be properly packed, free from dirt, grit, torn sheets, bad splices, etc. and shall comply with the specifications set forth in the Specifications Schedule, and within S W O P standards. Additional costs due to delays, impaired production or the necessity to repair or replace such materials because of Customer's failure to meet such standards shall be charged to Customer at Printer's standard rates then in effect. Semi-finished materials or covers furnished by Customer shall include manufacturing waste allowances Printer deems adequate and shall be adjusted to Printer's count.

     Printer shall not be liable for the fitness of any materials furnished by Customer unless directed by Customer, at additional cost to Customer, to make corrections, repairs, or substitutions Printer deems necessary. In no event does Printer assume responsibility for color fidelity of finished goods made from film furnished by Customer, unless proofed by Customer to Printer's requirements.

     8.   Responsibility for Content; Right to Rescind.  Customer warrants that
          --------------------------------------------
any matter it furnishes for printing pursuant to this Agreement does not infringe any copyright or trademark, is not libelous, and does not otherwise violate any law or infringe the rights of any third party. Customer agrees to indemnify and hold Printer harmless against all losses, claims, damages, liabilities and expenses, including Printer's attorneys' fees, which Printer may incur as the result of any claims of such violation or infringement. Printer shall have the right, without liability of any kind to Customer, to refuse to print any publication containing material that, in Printer's good faith judgment, may give rise to such claims.

     9.   Business Reply Mail.  Customer shall be responsible for complying with
          -------------------
all postal service requirements concerning business reply mail; and Printer shall not be liable to Customer for any damages or claims whatsoever in the event that business reply mail is rejected by the postal service.

     10.  Quantity Variation.  Variations in quantity of 0% over and 0% under
          ------------------
quantities ordered shall constitute acceptable delivery; and the excess or deficiency shall be charged or credited at the "additional thousands" rate set forth in the Price Schedule.

     11.  Warranty.  Printer warrants that its services shall be performed
          --------
according to the terms of this Agreement and S W O P standards acceptable in the printing industry. However, due to differences in equipment, paper, inks, and other conditions between the color proofing and production pressroom operations, a reasonable variation in color between color proofs and the completed job, and a reasonable variation on press, may exist. Work containing such variations shall be considered in conformity with this warranty. Customer however, retains, sole and absolute discretion in determining whether standards of quality are sufficient. In the event Customer reasonably concludes performance of Printer is inadequate, then Customer may, with 30 days written notice, remove affected publications(s) from Printer without penalty to Customer.

     12.  Risk of Loss.  The risk of loss of finished work shall pass to the
          ------------
Customer F.O.B. the facilities at which the same was printed, upon the earlier of Printer's delivery to carrier or postal service, or delivery into storage, regardless of whether the transport medium or storage facilities are owned and/or operated by Printer. The risk of loss of property furnished and/or owned by Customer shall be on the Printer while such property is at the facilities at which the printing is to occur. Customer shall bear the risk of loss while property is in transit to and from Printer's facilities.

     13.  Passage of Title.  Title to finished goods shall pass to Customer upon
          ----------------
the earlier of Printer's delivery to carrier or postal service, or delivery into storage, regardless of whether the transport medium or storage facilities are owned and/or operated by Printer. Artwork, drawings, sketches, dummies, film positives, negatives, and separations furnished by Printer shall become the property of Customer upon completion of printing and payment therefor; provided, however, that if such items are furnished by Printer by subcontracting the production thereof, then title thereto shall pass to Customer upon shipment to Printer. All printing plates shall be and remain the property of Printer.

     14.  Storage.  Customer's materials which are in film form shall be stored
          -------
without charge for a period of 12 months from the time of last use and thereafter destroyed. If Customer's materials other than film are not shipped within 24 hours after notification to Customer that they are ready to be shipped, for any reason beyond Printer's reasonable control, including but not limited to Printer's retention of such materials pursuant to Section 18 below, Printer may store such materials at Customer's risk in a warehouse or at the facilities at which printing occurred, and Customer shall pay all resulting handling, transportation and storage charges as invoiced by Printer.

     15.  Customer Furnished Paper.  If Customer furnishes paper, Printer agrees
          ------------------------
to provide storage, at no cost to Customer, for up to two (2) months supply. Inventory levels exceeding two (2) months supply are subject to storage charges which are included in the Price Schedule.

     16.  Contingencies.  Printer shall not be liable for any delay or failure
          -------------
to perform under this Agreement if such delay or failure to perform arises out of causes beyond its reasonable control, including but not limited to labor trouble, fires, severe weather and other acts of God, accidents, governmental acts and regulations, inability to obtain materials or carrier space or equipment, or delays of suppliers or carriers. Printer shall give notice to Customer of any such condition within a reasonable time after it arises.

     If Printer's operations are suspended for any of the above causes, Printer shall have the right to have the work performed by one of its subsidiaries on the same terms and conditions set forth in this Agreement.

     If Printer is unable for any reason to have the work done by one of its subsidiaries, Customer shall have the right to have the services covered by this Agreement performed elsewhere, and to remove from Printer's plant any and all completed work, proofs, film, paper and other material and uncompleted work only upon payment to Printer for all services rendered and materials furnished or ordered by Printer prior to the date of suspension of operations.

     The parties agree that when Printer resumes operation, upon 30 days' written notice to Customer, production shall resume and continue at Printer's facilities under the terms and conditions of this Agreement.

     17.  Claims.  All claims for defective or damaged product or for shortages
          ------
must be made by Customer in writing fully setting forth the nature of the alleged defect, damage or shortage, within 30 days after Customer's receipt thereof. Customer's failure to so notify Printer shall constitute irrevocable acceptance of the product and a waiver of any claim of defect, damage or shortage. Claims for damage or loss in transit must be made by Customer directly against the carrier.

     18.  Limitation of Remedies.  Customer's sole and exclusive remedy for
          ----------------------
Printer's negligence or other tort, breach of warrant or contract or any other claim arising out of or connected with to that portion of the work which is nonconforming or, at Printer's option, printing of a correction in subsequent work, if applicable.

              IN NO EVENT SHALL PRINTER BE LIABLE FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, WHETHER FOR BREACH OF CONTRACT OR WARRANTY, NEGLIGENCE OR OTHER TORT OR ON ANY STRICT LIABILITY THEORY.

     19.  Printer's Security Interest and Rights Upon Customer's Default.  If
          --------------------------------------------------------------
any amount due Printer from Customer shall remain unpaid at the due date, or if Customer defaults in the performance of any other covenant or condition of this Agreement or any other agreement with Printer, Printer shall have the right to terminate its obligations under this Agreement, to declare immediately due and payable all obligations of the Customer for the work theretofore furnished by the Printer under this Agreement, to retain possession of any product or materials owned by Customer (including but not limited to work-in-process and undelivered work) pending payment in full of all such obligations, to change credit terms with respect to any further work furnished by Printer, and/or to suspend or discontinue any further performance for Customer until overdue amounts are paid in full and until cash or security satisfactory to Printer covering further work, as may be require by Printer, is deposited in advance with Printer. These rights of Printer shall be in addition to and not in substitution for any other rights of Printer; and suspension or discontinuance of work by Printer pursuant to this Section shall not in any way prejudice any claim or right of action which Printer may have by reason of any breach of this Agreement or any other agreement by Customer.

     20.  Right to Assurance.  Whenever either party in good faith has reason to
          ------------------
question the ability or intent of the other party to perform, the party having such question may demand in writing adequate assurance from the other party of its ability or intent to perform, and may suspend performance under this Agreement pending such assurance. In the event that such a demand is made and such assurance is not given within a reasonable time, the party having made such demand may treat that failure as an anticipatory repudiation of this Agreement and exercise any appropriate remedy for repudiation.

     21.  Bankruptcy.  If either party makes an assignment for the benefit of
          ----------
creditors, or admits in writing its failure or inability to pay its debts as they become due, or becomes the subject of an "order for relief" within the meaning of that phrase in the U.S. Bankruptcy Code, or applies for or consents to the appointment of a receiver for any of its property, the other party may terminate this Agreement at any time, effective immediately upon notice. Such termination shall not relieve either party from any obligations accrued under this Agreement up to the date of notice of termination.

     22.  Waivers.  No waiver by either party of any default by the other in the
          -------
performance of or compliance with any provision, condition or requirement in this Agreement shall be deemed to be a waiver of, or in any manner release such other party from compliance with any such provision, condition or requirement in the future; nor shall any delay or omission of either party to exercise any right under this Agreement or otherwise in law in any manner impair the exercise of any such right thereafter.

     23.  Other Work.  In the event that, at any time during the term of this
          ----------
Agreement, Customer requests that Printer perform any work not related to the publication(s) identified in Section 1 above, and Printer agrees to do so, all rights and liabilities of Customer and Printer arising in connection with such other work (as well as the rights and liabilities of the parties in connection with Printer's work on the publication(s) identified in Section 1 above) shall be governed exclusively by the terms and conditions contained in this Agreement; provided, however, that, with respect to such other work, the Specifications, Price and Production Schedules to this Agreement shall be superseded by specifications, scheduling terms, quantities and prices set forth in accepted orders, to the extent that the same are inconsistent with such Schedules. No additional or different terms contained in any of Customer's forms or other correspondence shall be of any force or effect.

     24.  Entire Agreement.  The attached Specifications Schedule and Price
          ----------------
Schedule and the Production Schedule either attached or established in accordance with this Agreement form a part of this Agreement. This Agreement, together with such Schedules, is intended by the parties as the final and exclusive expression of their agreement, superseding all prior oral or written agreements, understandings, negotiations, representations and correspondence between the parties, on the subject of this Agreement. There are no conditions to this Agreement not expressed in this Agreement.

     25.  Term and Termination.  This Agreement shall take effect September 5,
          --------------------
1995 and shall remain in effect through December 31, 2000. Either party may terminate this Agreement at any time upon written notice to the other, but only by specific reference to this Agreement (by title and date) in such notice. Any such termination shall have no effect upon the respective rights and liabilities of the parties in connection with any work previously performed under this Agreement or in process on the date of termination, or in connection with any accepted order under this Agreement, including but not limited to the commitment set forth in Section 1 above.

     26.  Amendment.  Except as provided in Sections 2 and 3, this Agreement,
          ---------
including the Schedules made a part of this Agreement, may be amended or supplemented only by a writing signed on behalf of both of the parties by their duly authorized representatives. In the event that the Production Schedule is not attached, mutual agreement to a Production Schedule shall be established only by a writing so signed.

     27.  Assignment.  Neither party shall assign any of its rights under this
          ----------
Agreement without the prior written consent of the other party. Subject to any required consent, this Agreement shall inure to the benefit of and shall bind the successors and assigns of the parties to this Agreement.

     28.  Notices.  Notice required or permitted by this Agreement shall be
          -------
deemed given only upon enclosure of such notice in a adequately post-paid envelope, deposited in a U.S. Post Office, sent certified mail - return receipt requested, and addressed to the party to be given notification at the address to which it has previously notified the party giving notice that notices are to be sent or, otherwise, to the address for the party receiving notice first set forth in this Agreement.

     29.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the internal laws of the state in which the printing involved is performed.

     If the above terms are satisfactory, please sign two copies of this document and return them. It will then be an offer, subject to acceptance by an authorized agent of Printer at any time prior to 30 days after the date first above written. Upon acceptance, Printer will return one fully executed copy of the Agreement to Customer; and this Agreement will be a binding contract between Printer and Customer.

                                          Respectfully submitted,



                                          By:___________________________________
                                             Jim Robison
                                             Sales Representative

Agreed to:

ADVANSTAR COMMUNICATIONS, INC.
     ("Customer")



By /s/
  ____________________________

Title V.P. Human Resources &
      Publishing Operations
     _________________________

Date  9/28/95
    __________________________

Accepted:                      This new agreement supercedes
                               and replaces the old agreements.

THE HART PRESS, a division of Banta Corporation
     ("Printer")

By /s/
  ______________________________________

Title Executive VP
     ___________________________________

Date 9/29/95
    ____________________________________

================================================================================
                                   EXHIBIT A
                             PUBLICATIONS LISTING
                               September 5, 1995

         The following publications are included under this Agreement.
             Production will commence in the month/year indicated:


Physician's Management Special Edition                   September, 1995
PC Graphics & Video                                      September, 1995
Hospital Formulary                                       September, 1995
Infotext                                                 September, 1995
Neurology                                                September, 1995
Environmental Solutions                                  September, 1995
Landscape Management                                     September, 1995
Geriatrics                                               September, 1995
Pit & Quarry                                             September, 1995
Drug & Cosmetic Industry                                 September, 1995
American Salon                                           September, 1995
RSI                                                      September, 1995
Relax                                                    September, 1995
America's Network                                        September, 1995
Response TV                                              September, 1995
American Stylist                                         September, 1995
American Big Twin                                        February, 1996
Dealernews                                               February, 1996
LP Gas                                                   February, 1996
Paperboard Packaging                                     February, 1996
Pest Control                                             February, 1996
Applied Clinical Trials                                  December, 1995
Biopharm                                                 November, 1995
GEO Info Systems                                         January, 1996
GPS World                                                January, 1996
LC GC                                                    November, 1995
Pharmaceutical Technology                                December, 1995
Pharmaceutical Executive                                 January, 1996
Spectroscopy                                             November, 1995
Managed Heathcare                                        November, 1995
Cadalyst                                                 December, 1995

                                     Initials: /s/
                                               _____________________________

                                               /s/
                                               _____________________________
===============================================================================

              [THIS PAGE ON BANTA PUBLICATIONS GROUP LETTERHEAD]

                                                                       EXHIBIT B


December 20, 1994


Ms. Adele Hartwick, Treasurer and Controller
Advanstar Communications
131 W. 1st St.
Duluth MN 55802


Dear Adele:

I have taken the opportunity to summarize our conversation from last Friday and to outline how Advanstar's account will be administered beginning in 1995. If you have any question with any of the points below, please call me as soon as possible.

1. Effective January 1, 1995, Advanstar's credit terms will be changed from 2%-10 days, Net 30 to "Cash in Advance."

2.. In consideration of cash in advance terms, Banta will abate the contractual 2% manufacturing price increase.

3. Since payments are to be made in advance, the 2% early pay discount will be reflected in Advanstar's new (1995) price schedules.

4. Payment amounts will be broken down into equal weekly payments which are to be received every Friday beginning on December 30, 1994.

5. Initial weekly payments, which include both production and postage, have been set at $125,000 to The Hart Press and $60,000 to Clark Printing Company.

     6. Advanstar's account will be reviewed monthly. Changes, if any, to the weekly payments will be assessed through anticipated production and reconciliation of payments to actual invoices. Within Banta, this will have to be a coordinated effort with Jim Robison-Sales Representative, Customer Service, and the Controllers at both plants (Dave Wampole - The Hart Press and Phil Zuptich - Clark Printing Co.).

You and I will need to remain in contact as these payment amounts are determined. I will ask both Dave and Phil to provide appropriate support for their recommended payment amounts.

              [THIS PAGE ON BANTA PUBLICATIONS GROUP LETTERHEAD]

Sincerely,


/s/ Scott A. Szybilski
Scott A. Szybilski
Group Controller


cc:       Clark Printing        Carol Benbow - Credit Manager         Phil Zuptich - Controller
          Hart Press            Steve Marsh - Credit Manager          Dave Wampole - Controller
          Banta Publ. Group     Jim Robison - Sales Rep.              Tim Sawtell - Mgr. Contracts &

                                                                       C-1041-R2
                                 PROPOSAL FOR

                        ADVANSTAR COMMUNICATIONS, INC.

                               SEPTEMBER 5, 1995


     1.  Subject of Agreement.  Advanstar Communications, Inc. ("Customer"), a
         --------------------
New York corporation located at 131 West First Street, Duluth, Minnesota 55802 and Clark Printing Company ("Printer), a division of Banta Corporation, located at 3401 Heartland Drive, Liberty, Missouri 64068 agree that Printer shall print all of Customer's requirements for the publication(s) identified as (Refer to Exhibit A attached), commencing September 5, 1995 and continuing through December 31, 2000. Printer shall perform those printing services in accordance with the specifications and within the time(s) set forth, respectively, in the attached Specifications Schedule, and the Production Schedule either attached or (if not attached) established by mutual agreement of the parties conforming to
Section 25 below. This Agreement shall also apply to other, future work performed by Printer for Customer, as provided in Section 22 below. Upon expiration of the initial term, this Agreement shall be renewed for one (1) year, unless either party gives written notice to the other of its intent to terminate this Agreement not less than ninety (90) days prior to the expiration date of December 31, 2000.

     2.  Prices.  Prices for Printer's services are set forth in the attached
         ------
Price Schedule. Those prices are based upon (i) Printer's labor costs on the date of this Agreement, (ii) Printer's material costs on the date of this Agreement and (iii) Customer's specifications set forth in the Specifications Schedule. Any volume or trade discounts earned with respect to materials or services utilized by Printer or for which Printer contracts on behalf of Customer in connection with Printer's performance under this Agreement shall be and remain the property of the Printer.

     Customer recognizes that Printer's prices are exclusive of: (a) transportation charges, (b) charges for storage of paper and other materials furnished by Customer and of finished goods produced by Printer and (c) any manufacturer's, retailer's occupation, use, sales, excise, value added or other tax, or any charge of any nature whatsoever imposed by any governmental authority. Any such tax or charge shall be the responsibility of the Customer; charges for storage and transportation by Printer shall be based on Printer's standard rates in effect from time to time.

     3.  Price Adjustments.
         -----------------

A. Except as provided in Section 2 above and in subsections 3B and 3C below, prices in this Agreement shall remain firm through December 31, 1996. Thereafter, prices shall be adjusted to proportionately reflect any increases or decreases, since the effective date of this Agreement, in labor costs, including state or federal social security taxes or other taxes related to labor utilization. However, in no such case shall the annual increase exceed two (2%) percent.

B. Printer will, on or before the effective date of any price change under this Agreement, provide to Customer notice and an explanation of such change, together with appropriate supporting data.

     4.  Payment Terms.
         -------------

A. Net payment shall be made in advance of the production date as outlined in Exhibit B attached. Printer reserves the right to amend and/or adjust weekly payment amounts as necessary.

B.  Printer shall invoice Customer as follows:

    (1) Preparatory work, plates, presswork, binding, cartons, pallets, services preparatory for mailing finished work, freight and shipping charges, and paper furnished by Printer - upon completion of Printer's services with respect to each shipment of work under this Agreement; provided, however, that if the Customer delays the performance of Printer's services as established in the Production Schedule, printer may invoice for services rendered to date.

    (2) Storage of paper and other materials furnished by Customer and of finished work produced by Printer - as provided for in Sections 14 and 15.

     5.  Production Schedule.  Each of the parties will use its best efforts to
         -------------------
comply with the Production Schedule at all times. Customer's delay in furnishing and/or returning all paper, copy, specifications, artwork, proofs, copies or other material in accordance with the Production Schedule may result in an extension of scheduled delivery date(s) and/or additional charges to Customer for accelerated production at Printer's standard overtime rates then in effect. Any additional charges incurred by Printer on behalf of Customer, must be pre-approved by Customer in advance of the charges incurred.

     6.  Proofs.  Printer shall furnish Customer the proofs and materials set
         ------
forth in the Specifications Schedule; and Customer shall return to Printer one set of proofs for each completed page indicating any and all changes (editorial and art). Printer shall not be liable for errors or subsequent corrective costs for work completed pursuant to Customer's approval or for errors due to Customer's failure to order proofs, refusal to accept proofs, failure to return proofs marked with changes, or Customer's instructions to proceed without submission of proofs.

     7.  Materials Furnished by Customer.  Paper stock, film (negatives and
         -------------------------------
positives), and other materials furnished by Customer shall be properly packed, free from dirt, grit, torn sheets, bad splices, etc. and shall comply with the specifications set forth in the Specifications Schedule, and within S W O P standards. Additional costs due to delays, impaired production or the necessity to repair or replace such materials because of Customer's failure to meet such standards shall be charged to Customer at Printer's standard rates then in effect. Semi-finished materials or covers furnished by Customer shall include manufacturing waste allowances Printer deems adequate and shall be adjusted to Printer's count.

     Printer shall not be liable for the fitness of any materials furnished by Customer unless directed by Customer, at additional cost to Customer, to make corrections, repairs, or substitutions Printer deems necessary. In no event does Printer assume responsibility for color fidelity of finished goods made from film furnished by Customer, unless proofed by Customer to Printer's requirements.

     8.  Responsibility for Content; Right to Rescind.  Customer warrants that
         --------------------------------------------
any matter it furnishes for printing pursuant to this Agreement does not infringe any copyright or trademark, is not libelous, and does not otherwise violate any law or infringe the rights of any third party. Customer agrees to indemnify and hold Printer harmless against all losses, claims, damages, liabilities and expenses, including Printer's attorneys' fees, which Printer may incur as the result of any claims of such violation or infringement. Printer shall have the right, without liability of any kind to Customer, to refuse to print any publication containing material that, in Printer's good faith judgment, may give rise to such claims.

     9.  Business Reply Mail.  Customer shall be responsible for complying with
         -------------------
all postal service requirements concerning business reply mail; and Printer shall not be liable to Customer for any damages or claims whatsoever in the event that business reply mail is rejected by the postal service.

     10. Quantity Variation.  Variations in quantity of 0% over and 0% under
         ------------------
quantities ordered shall constitute acceptable delivery; and the excess or deficiency shall be charged or credited at the "additional thousands" rate set forth in the Price Schedule.

     11. Warranty.  Printer warrants that its services shall be performed
         --------
according to the terms of this Agreement and S W O P standards acceptable in the printing industry. However, due to differences in equipment, paper, inks, and other conditions between the color proofing and production pressroom operations, a reasonable variation in color between color proofs and the completed job, and a reasonable variation on press, may exist. Work containing such variations shall be considered in conformity with this warranty. Customer however, retains, sole and absolute discretion in determining whether standards of quality are sufficient. In the event Customer reasonably concludes performance of Printer is inadequate, then Customer may, with 30 days written notice, remove affected publication(s) from Printer without penalty to Customer.

     12. Risk of Loss.  The risk of loss of finished work shall pass to the
         ------------
Customer F.O.B. the facilities at which the same was printed, upon the earlier of Printer's delivery to carrier or postal service, or delivery into storage, regardless of whether the transport medium or storage facilities are owned and/or operated by Printer. The risk of loss of property furnished and/or owned by Customer shall be on the Printer while such property is at the facilities at which the printing is to occur. Customer shall bear the risk of loss while property is in transit to and from Printer's facilities.

     13. Passage of Title.  Title to finished goods shall pass to Customer upon
         ----------------
the earlier of Printer's delivery to carrier or postal service, or delivery into storage, regardless of whether the transport medium or storage facilities are owned and/or operated by Printer. Artwork, drawings, sketches, dummies, film positives, negatives, and separations furnished by Printer shall become the property of Customer upon completion of printing and payment therefor; provided, however, that if such items are furnished by Printer by subcontracting the production thereof, then title thereto shall pass to Customer upon shipment to Printer. All printing plates shall be and remain the property of Printer.

     14. Storage.  Customer's materials which are in film form shall be stored
         -------
without charge for a period of 12 months from the time of last use and thereafter destroyed. If Customer's materials other than film are not shipped within 24 hours after notification to Customer that they are ready to be shipped, for any reason beyond Printer's reasonable control, including but not limited to Printer's retention of such materials pursuant to Section 18 below, Printer may store such materials at Customer's risk in a warehouse or at the facilities at which printing occurred, and Customer shall pay all resulting handling, transportation and storage charges as invoiced by Printer.

     15. Customer Furnished Paper.  If Customer furnishes paper, Printer agrees
         ------------------------
to provide storage, at no cost to Customer, for up to two (2) months supply. Inventory levels exceeding two (2) months supply are subject to storage charges which are included in the Price Schedule.

     16. Contingencies.  Printer shall not be liable for any delay or failure
         -------------
to perform under this Agreement if such delay or failure to perform arises out of causes beyond its reasonable control, including but not limited to labor trouble, fires, severe weather and other acts of God, accidents, governmental acts and regulations, inability to obtain materials or carrier space or equipment, or delays of suppliers or carriers. Printer shall give notice to Customer of any such condition within a reasonable time after it arises.

     If Printer's operations are suspended for any of the above causes, Printer shall have the right to have the work performed by one of its subsidiaries on the same terms and conditions set forth in this Agreement.

     If Printer is unable for any reason to have the work done by one of its subsidiaries, Customer shall have the right to have the services covered by this Agreement performed elsewhere, and to remove from Printer's plant any and all completed work, proofs, film, paper and other material and uncompleted work only upon payment to Printer for all services rendered and materials furnished or ordered by Printer prior to the date of suspension of operations.

     The parties agree that when Printer resumes operation, upon 30 days' written notice to Customer, production shall resume and continue at Printer's facilities under the terms and conditions of this Agreement.

     17. Claims.  All claims for defective or damaged product or for shortages
         ------
must be made by Customer in writing fully setting forth the nature of the alleged defect, damage or shortage, within 30 days after Customer's receipt thereof. Customer's failure to so notify Printer shall constitute irrevocable acceptance of the product and a waiver of any claim of defect, damage or shortage. Claims for damage or loss in transit must be made by Customer directly against the carrier.

     18. Limitation of Remedies.  Customer's sole and exclusive remedy for
         ---------------------
Printer's negligence or other tort, breach of warrant or contract or any other claim arising out of or connected with to that portion of the work which is nonconforming or, at Printer's option, printing of a correction in subsequent work, if applicable.

              IN NO EVENT SHALL PRINTER BE LIABLE FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, WHETHER FOR BREACH OF CONTRACT OR WARRANTY, NEGLIGENCE OR OTHER TORT OR ON ANY STRICT LIABILITY THEORY.

     19. Printer's Security Interest and Rights Upon Customer's Default.  If
         --------------------------------------------------------------
any amount due Printer from Customer shall remain unpaid at the due date, or if Customer defaults in the performance of any other covenant or condition of this Agreement or any other agreement with Printer, Printer shall have the right to terminate its obligations under this Agreement, to declare immediately due and payable all obligations of the Customer for the work theretofore furnished by the Printer under this Agreement, to retain possession of any product or materials owned by Customer (including but not limited to work-in-process and undelivered work) pending payment in full of all such obligations, to change credit terms with respect to any further work furnished by Printer, and/or to suspend or discontinue any further performance for Customer until overdue amounts are paid in full and until cash or security satisfactory to Printer covering further work, as may be require by Printer, is deposited in advance with Printer. These rights of Printer shall be in addition to and not in substitution for any other rights of Printer; and suspension or discontinuance of work by Printer pursuant to this Section shall not in any way prejudice any claim or right of action which Printer may have by reason of any breach of this Agreement or any other agreement by Customer.

     20. Right to Assurance.  Whenever either party in good faith has reason to
         ------------------
question the ability or intent of the other party to perform, the party having such question may demand in writing adequate assurance from the other party of its ability or intent to perform, and may suspend performance under this Agreement pending such assurance. In the event that such a demand is made and such assurance is not given within a reasonable time, the party having made such demand may treat that failure as an anticipatory repudiation of this Agreement and exercise any appropriate remedy for repudiation.

     21. Bankruptcy.  If either party makes an assignment for the benefit of
         ----------
creditors, or admits in writing its failure or inability to pay its debts as they become due, or becomes the subject of an "order for relief" within the meaning of that phrase in the U.S. Bankruptcy Code, or applies for or consents to the appointment of a receiver for any of its property, the other party may terminate this Agreement at any time, effective immediately upon notice. Such termination shall not relieve either party from any obligations accrued under this Agreement up to the date of notice of termination.

     22. Waivers.  No waiver by either party of any default by the other in the
         -------
performance of or compliance with any provision, condition or requirement in this Agreement shall be deemed to be a waiver of, or in any manner release such other party from compliance with any such provision, condition or requirement in the future; nor shall any delay or omission of either party to exercise any right under this Agreement or otherwise in law in any manner impair the exercise of any such right thereafter.

     23. Other Work.  In the event that, at any time during the term of this
         ----------
Agreement, Customer requests that Printer perform any work not related to the publication(s) identified in Section 1 above, and Printer agrees to do so, all rights and liabilities of Customer and Printer arising in connection with such other work (as well as the rights and liabilities of the parties in connection with Printer's work on the publication(s) identified in Section 1 above) shall be governed exclusively by the terms and conditions contained in this Agreement; provided, however, that, with respect to such other work, the Specifications, Price and Production Schedules to this Agreement shall be superseded by specifications, scheduling terms, quantities and prices set forth in accepted orders, to the extent that the same are inconsistent with such Schedules. No additional or different terms contained in any of Customer's forms or other correspondence shall be of any force or effect.

     24. Entire Agreement.  The attached Specifications Schedule and Price
         ----------------
Schedule and the Production Schedule either attached or established in accordance with this Agreement form a part of this Agreement. This Agreement, together with such Schedules, is intended by the parties as the final and exclusive expression of their agreement, superseding all prior oral or written agreements, understandings, negotiations, representations and correspondence between the parties, on the subject of this Agreement. There are no conditions to this Agreement not expressed in this Agreement.

     25. Term and Termination.  This Agreement shall take effect September 5,
         --------------------
1995 and shall remain in effect through December 31, 2000. Either party may terminate this Agreement at any time upon written notice to the other, but only by specific reference to this Agreement (by title and date) in such notice. Any such termination shall have no effect upon the respective rights and liabilities of the parties in connection with any work previously performed under this Agreement or in process on the date of termination, or in connection with any accepted order under this Agreement, including but not limited to the commitment set forth in Section 1 above.

     26. Amendment.  Except as provided in Sections 2 and 3, this Agreement,
         ---------
including the Schedules made a part of this Agreement, may be amended or supplemented only by a writing signed on behalf of both of the parties by their duly authorized representatives. In the event that the Production Schedule is not attached, mutual agreement to a Production Schedule shall be established only by a writing so signed.

     27. Assignment.  Neither party shall assign any of its rights under this
         ----------
Agreement without the prior written consent of the other party. Subject to any required consent, this Agreement shall inure to the benefit of and shall bind the successors and assigns of the parties to this Agreement.

     28. Notices.  Notice required or permitted by this Agreement shall be
         -------
deemed given only upon enclosure of such notice in a adequately post-paid envelope, deposited in a U.S. Post Office, sent certified mail - return receipt requested, and addressed to the party to be given notification at the address to which it has previously notified the party giving notice that notices are to be sent or, otherwise, to the address for the party receiving notice first set forth in this Agreement.

     29. Governing Law.  This Agreement shall be governed by and construed in
         -------------
accordance with the internal laws of the state in which the printing involved is performed.

     If the above terms are satisfactory, please sign two copies of this document and return them. It will then be an offer, subject to acceptance by an authorized agent of Printer at any time prior to 30 days after the date first above written. Upon acceptance, Printer will return one fully executed copy of the Agreement to Customer; and this Agreement will be a binding contract between Printer and Customer.

                                         Respectfully submitted,



                                         By:____________________________________
                                            Jim Robison
                                            Sales Representative

Agreed to:

ADVANSTAR COMMUNICATIONS, INC.
     ("Customer")


   /s/
By____________________________
      V.P. Human Resource &
      Publishing Operations
Title_________________________

         9/28/95
Date__________________________

Accepted:                      This new agreement supercedes
                               and replaces the old agreement

CLARK PRINTING COMPANY, a division of Banta Corporation
     ("Printer")


By /s/
   ---------------------------

Title Executive V.P.
      ------------------------

Date 9/28/95
     -------------------------

================================================================================
                                   EXHIBIT A
                             PUBLICATIONS LISTING
                               SEPTEMBER 5, 1995

         The following publications are included under this Agreement.
             Production will commence in the month/year indicated:


Hotel Motel Management                                  September, 1995
Art Business News                                       September, 1995
DVM                                                     September, 1995
Hearing Instruments                                     September, 1995
Ophthalmology                                           September, 1995
DVM New Product Review                                  September, 1995
Afermarket Business                                     September, 1995
AIDN                                                    September, 1995
AIDN - Asia                                             September, 1995
AIDN - Latin                                            September, 1995
America's Network Product Tab                           September, 1995
ITS Tab                                                 September, 1995
Hospitality Product News                                September, 1995
Environmental Solutions Tab                             September, 1995
Dermatology Times                                       January, 1996
Urology Times                                           January, 1996

                                       Initials ________________________________
                                                ________________________________





================================================================================

                                                                       EXHIBIT B


December 20, 1994


Ms. Adele Hartwick, Treasurer and Controller
Advanstar Communications
131 W. Ist St.
Duluth MN 55802

Dear Adele:

I have taken the opportunity to summarize our conversation from last- Friday and to outline how Advanstar's account will be administered beginning in 1995. If you have any question with an of the points below, please call me as soon as possible.

1. Effective January 1, 1995, Advanstar's credit terms will be changed from 2%-10 days, Net 30 to "Cash in Advance".

2.. In consideration of cash in advance terms, Banta will abate the contractual 2% manufacturing price increase.

3. Since payments are to be made in advance, the 2% early pay discount will be reflected in Advanstar's new (1995) price schedules.

4. Payment amounts will be broken down into equal weekly payments which are to be received every Friday beginning on December 30, 1994.

5. Initial weekly payments, which include both production and postage, have been set at $125,000 tone Hart Press and $60,000 to Clark Printing Company.

     6. Advanstar's account will be reviewed monthly. Changes, if any, to the weekly payment will be assessed through anticipated production and reconciliation of payments to actual invoices. Within Banta, this will have to be a coordinated effort with Jim Robison Sales Representative, Customer Service, and the Controllers at both plants (Dave Wampole - The Hart Press and Phil Zuptich - Clark Printing Co.).

You and I will need to remain in contact as these payment amounts are determined. I will ask both Dave and Phil to provide appropriate support for their recommended payment amounts.

Sincerely,



Scott A. Szybilski
Group Controller

cc:       Clark Printing        Carol Benbow - Credit Manager         Phil Suptich - Controller
          Hart Press            Steve Marsh - Credit Manager          Dave Wampole - Controller
          Banta Publ. Group     Jim Robison - Sales Rep.              Tim Sawtell - Mgr. Contracts &